Exhibit 10.14

March 18, 2008

Global Entertainment & Media Holdings Corporation
1325 Avenue of the Americas
New York, NY 10019

Re:        Transfer of Units of Global Entertainment & Media Holdings Corporation

Gentlemen:

          The undersigned, Shapiro Media Ventures LLC, hereby requests that you register the transfers, to the undersigned, of 204,846 Units (each such Unit comprised of one share (each, a “Share”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (each, a “Warrant”) exercisable for one share of Common Stock) of Global Entertainment & Media Holdings Corporation, a Delaware corporation (the “Company”), from each of Jules Haimovitz and Edward D. Horowitz, representing an aggregate of 409,692 Units transferred to the undersigned. In connection with the transfers, the undersigned hereby represents, warrants, confirms and agrees for the benefit of the Company as follows:

          1.      The undersigned understands that the Units will be transferred to the undersigned in a transaction that is not registered under the Securities Act of 1933, as amended (the “1933 Act”), that the Units have not been and are not being registered for offer or sale by the undersigned under the 1933 Act, and that the Units may not be re-offered or resold except in accordance with the 1933 Act and the rules and regulations thereunder, and all relevant state securities and blue sky laws, rules and regulations.

          2.      The undersigned understands that any and all offers or sales of the Units, in each case, and rights to vote the shares of Common Stock comprising or underlying such Warrants by the undersigned are subject to restrictions described in the Company’s registration statement on Form S-1.

          3.      The undersigned agrees that, if the undersigned should determine to sell the Units (including the Shares, the Warrants or the Common Stock underlying the Warrants), the undersigned will do so only (i) pursuant to an effective registration statement under the 1933 Act (and in accordance with all relevant rules and regulations under the 1933 Act) or (ii) in a transaction exempt from registration pursuant to the 1933 Act, and (x) in accordance with all relevant state securities or blue sky laws, rules and regulations, and the undersigned further agrees to provide to any person purchasing any of the Units (including the Shares, the Warrants or the Common Stock underlying the Warrants) from the undersigned pursuant to clause (ii)

above (other than pursuant to Rule 144 under the 1933 Act) a notice advising such purchaser that resales of the such securities are restricted as stated herein.

          4.      The undersigned understands that, on any proposed resale of the Units (including the Shares, the Warrants or the Common Stock underlying the Warrants), the undersigned may be required to provide certifications and other information as the Company or its representatives or agents may require to confirm that the proposed sale complies with the foregoing restrictions.

          5.      The undersigned understands that the Company may, as a condition to the transfer of any of the Units (including the Shares, the Warrants or the Common Stock underlying the Warrants), require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the proposed transfer does not require registration under the 1933 Act.

          6.      The undersigned (i) is an “accredited investor,” as defined in Rule 501(a) of Regulation D under the 1933 Act, and (ii) is acquiring the Units for its own account for investment purposes and without any view to any distribution thereof.

          7.      The undersigned has reviewed the public filings of the Company.

          8.      The undersigned acknowledges and understands that it has no independent right to require the Company to register the Units, the Shares, the Warrants or the Common Stock underlying the Warrants under the 1933 Act or any state securities law.

          9.      The undersigned understands that each new certificate representing the Units, the Shares or the Common Stock underlying the Warrants, will bear the same legends as are currently set forth on the certificates representing the Units.

          10.     The undersigned acknowledges and agrees that the Warrants may be redeemed by the Company as described in the Company’s registration statement on Form S-1.

          11.     The undersigned acknowledges and agrees that, to the extent that the underwriters of the Company’s initial public offering do not exercise their over-allotment option, the undersigned may be obligated to forfeit to the Company its pro rata share of 562,500 Units.

          You and your attorneys are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:      /s/Allen Shapiro
Name: Allen Shapiro
Title: Managing Member